                                                                  Exhibit (D)(6)

                         FORM OF AMENDED AND RESTATED AMENDMENT
                            TO SUBADVISORY AGREEMENT

                      Prudential Short-Term Bond Fund, Inc.

     AMENDMENT made as of this February ___, 2003 between Prudential Investments LLC ("PI"), and Prudential Investment Management, Inc. ("PIM").

     WHEREAS, PI, either itself or as a successor to Prudential Investments Fund Management, Inc., and PIM, either itself or as a successor to The Prudential Investment Corporation, Inc., have entered into a Subadvisory Agreement (the"Agreement") dated July 25th, 1989, with respect to the management of Prudential Short-Term Bond Fund, Inc.(the "Fund"), including Prudential Short-Term Corporate Bond Fund, a series of the Fund; and

     WHEREAS, this Amendment was initially effective as of November 18, 1999 with respect to the Fund and Short-Term Corporate Bond Fund and is hereby amended and restated as of February ___, 2003, with respect to the Dryden Ultra Short Bond Fund (the "Ultra Short Bond Fund"), a series of the Fund; and

     WHEREAS, the Agreement provides that PIM shall provide investment advisory services to Short-Term Corporate Bond Fund and Ultra Short Bond Fund, subject to oversight by PI; and

     WHEREAS, PI and PIM desire to amend the Agreement with respect to the compensation to be paid by PI to PIM for services provided by PIM pursuant to the Agreement.

     NOW, THEREFORE, for and in consideration of the continuation of the Agreement for its current term, and other good and valuable consideration, PI and PIM hereby amend the Agreement to provide for the compensation to be paid by PI to PIM as described on the attached schedule, effective as of January 1, 2000, with respect to Short-Term Corporate Bond Fund, and effective as of February __, 2003, with respect to Ultra Short Bond Fund, for the same term, including renewals, as the Agreement and upon the same terms and conditions as described in the Agreement.

     IN WITNESS WHEREOF, PI and PIM have signed this Amendment as of the day and year first above written.

                                         PRUDENTIAL INVESTMENTS LLC

                                         By:
                                            ------------------------------------
                                            Robert F. Gunia

                                            Executive Vice President and Chief
                                            Administrative Officer

                                         PRUDENTIAL INVESTMENT MANAGEMENT, INC.

                                         By:
                                            ------------------------------------
                                            Bernard B. Winograd
                                            Director, President & CEO

----------------------------------------------------------------------------------------------------------------------
                     Fund Name                              Contractual                      Sub-Advisers
                                                          Sub-Advisory Fee
Cluster 1
----------------------------------------------------------------------------------------------------------------------
Equity Funds
----------------------------------------------------------------------------------------------------------------------
Prudential 20/20 Focus Fund                               .375% to $1 bil        Jennison Associates (value)
                                                         .3325% over $1 bil
                                                    ==================================================================
                                                          .30% to $300 mil       Jennison Associates (growth)
                                                         .25% over $300 mil
======================================================================================================================
Prudential US Emerging Growth Fund, Inc.                   .30% to $1 bil        Jennison Associates
                                                         .261% over $1 bil
======================================================================================================================
Prudential Equity Fund, Inc. *                            .25% to $500 mil       Jennison Associates (50%)
                                                         .226% to $500 mil
                                                         .203% over $1 bil
                                                    ==================================================================
                                                          .30% to $50 mil        GE Asset Management *
                                                         .20% next $250 mil      (25%)
                                                         .15% over $300 mil
                                                    ==================================================================
                                                          .40% to $50 mil        Salomon Brothers Asset Mgnt. *
                                                         .30% next $250 mil      (25%)
                                                        .155% over $300 mil
======================================================================================================================
Prudential Value Fund **                                  .30% to $500 mil       Jennison Associates (50%)
                                                         .238% next $500 mil
                                                         .214% next $500 mil
                                                         .191% over $1.5 bil
                                                    ==================================================================
                                                          .29% to $50 mil        Victory Capital Management **
                                                       .23% to next $250 mil     (25%)
                                                         .15 over $300 mil
                                                    ==================================================================
                                                          .29% to $50 mil        Deutsche Asset Management **
                                                       .23% to next $250 mil     (25%)
                                                         .15 over $300 mil
======================================================================================================================
Prudential Natural Resources Fund                              0.375%            Jennison Associates
======================================================================================================================
Prudential Stock Index Fund                                    0.15%             PIM/Quantitative Management
======================================================================================================================
Prudential Active Balanced Fund                           .325% to $1 bil        PIM/Quantitative Management
                                                         .285% over $1 bil
======================================================================================================================
Prudential Jennison Growth Fund                           .30% to $300 mil       Jennison Associates
                                                         .25% over $300 mil
======================================================================================================================
Prudential Jennison Equity Opportunity Fund               .30% to $300 mil       Jennison Associates
                                                         .25% over $300 mil
======================================================================================================================
Prudential Financial Services Fund                            0.3750%            Jennison Associates
======================================================================================================================
Prudential Health Sciences Fund                           .30% to $300 mil       Jennison Associates
                                                         .25% over $300 mil
                                                    ==================================================================
                                                              0.3750%            PIM
======================================================================================================================
Prudential Technology Fund                                    0.3750%            Jennison Associates/PIM
======================================================================================================================
Prudential Utility Fund                                  .30% to $250 mil        Jennison Associates
                                                        .238% next $500 mil
                                                        .203% next $750 mil
                                                         .17% next $500 mil
                                                          .14% next $2 bil
                                                         .122% next $2 bil
                                                         .105% over $6 bil
======================================================================================================================
Prudential Tax-Managed Small-Cap Fund                         0.3900%            PIM-QM
======================================================================================================================
Prudential Small Company Fund, Inc.                           0.4550%            Jennison Associates
======================================================================================================================
Prudential Tax-Managed Equity Fund                       .325% to $500 mil       PIM-QM
                                                        .285% over $500 mil
======================================================================================================================
Taxable Fixed Income Funds
----------------------------------------------------------------------------------------------------------------------
Prudential Global Total Return Fund, Inc.                .375% to $500 mil       PIM
                                                        .333% next $500 mil
                                                         .293% over $1 bil
======================================================================================================================

 * Sub-Advisory Fees based on composite assets of this fund and the Prudential Series Equity Portfolio.
** Sub-Advisory Fees based on composite assets of this fund and the Prudential Series Value Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
                         Fund Name                                     Contractual                            Sub-Advisers
                                                                    Sub-Advisory Fee
Cluster 2
------------------------------------------------------------------------------------------------------------------------------------
Equity Funds

------------------------------------------------------------------------------------------------------------------------------------
Prudential World Fund, Inc.,                                        .60% to $300 mil        Jennison Associates
Prudential Jennison International Growth Fund                       .50% to $1.5 bil
                                                                   .45% over $1.5 bil
====================================================================================================================================
Prudential World Fund, Inc., Prudential International               .45% to $50 mil         Bank of Ireland Asset Mgmt
     Value Fund                                                   .40% to next $50 mil
                                                                 .30% to next $500 mil
                                                                 .28% to next $200 mil
                                                                   .27% over $800 mil
====================================================================================================================================
Prudential World Fund, Inc., Prudential Global                          0.3750%             Jennison Associates
     Growth Fund
====================================================================================================================================
Prudential Europe Growth Fund, Inc. *                               .60% to $50 mil         Gartmore Global Partners *
                                                                  .50% to next $50 mil
                                                                 .40% to next $100 mil
                                                                   .30% over $200 mil
====================================================================================================================================
Prudential Pacific Growth Fund, Inc. **                             .50% to $250 mil        Jardine Fleming Int'l Mgmt **
                                                                   .45% over $250 mil
====================================================================================================================================
Prudential Real Estate Securities Fund                              .40% to $50 mil         Wellington Management Company, LLP
                                                                   0.35% over $50 mil
====================================================================================================================================
Money Market Funds
------------------------------------------------------------------------------------------------------------------------------------
COMMAND Money Fund                                                  .25% to $500 mil        PIM
                                                                  .191% next $500 mil
                                                                   .15% next $500 mil
                                                                  .123% over $1.5 bil
====================================================================================================================================
COMMAND Government Fund                                              .20% to $1 bil         PIM
                                                                   .169% over $1 bil
====================================================================================================================================
COMMAND Tax-Free Fund                                               .25% to $500 mil        PIM
                                                                  .191% next $500 mil
                                                                    .15% over $1 bil
====================================================================================================================================
Prudential Institutional Liquidity Portfolio, Inc.                      0.1000%             PIM
     Institutional Money Market Series
====================================================================================================================================
Prudential Tax-Free Money Fund, Inc.                                .25% to $750 mil        PIM
                                                                  .191% next $750 mil
                                                                   .15% over $1.5 bil
====================================================================================================================================
Prudential MoneyMart Assets, Inc.                                   .25% to $50 mil         PIM
                                                                   .135% over $50 mil
====================================================================================================================================
Special Money Market Fund, Inc.                                          0.250%             PIM
====================================================================================================================================
Cash Accummulation Trust, Liquid Assets Fund                             0.035%             PIM
====================================================================================================================================
Cash Accummulation Trust,                                           .195% to $1 bil         PIM
     National Money Market Fund                                   .169% next $500 mil
                                                                  .140% next $500 mil
                                                                    .114% over $2 bl
====================================================================================================================================
Prudential Core Investment Fund
  Taxable Money Market Series                                             COST              PIM
====================================================================================================================================

 * Sub-Advisory Fees based on composite assets of this fund and the Prumerica Worldwide Investors Portfolio - European Growth Fund

** Sub-Advisory Fees based on composite assets of this fund and the Prumerica Worldwide Investors Portfolio - Pacific Growth Fund

---------------------------------------------------------------------------------------------------------------
                           Fund Name                                    Contractual            Sub-Adviser
                                                                     Sub-Advisory Fee

Cluster 3
---------------------------------------------------------------------------------------------------------------
Money Market Funds

---------------------------------------------------------------------------------------------------------------
Prudential Government Securities Trust -                              .200% to $1 bil       PIM
     Money Market Series                                            .169% next $500 mil
                                                                    .140% over $1.5 bil
===============================================================================================================
Prudential Government Securities Trust -                                  0.200%            PIM
     U.S. Treasury Money Market Series
===============================================================================================================
Prudential Municipal Series Fund -                                        0.250%            PIM
    New Jersey Money Market Series
===============================================================================================================
Prudential Municipal Series Fund -                                        0.250%            PIM
     New York Money Market Series
===============================================================================================================
Prudential California Municipal Fund -                                    0.250%            PIM
     California Money Market Series
===============================================================================================================
Domestic Taxable Funds

---------------------------------------------------------------------------------------------------------------
Prudential Government Income Fund, Inc.                               .250% to $3 bil       PIM
                                                                     .166% over $3 bil
===============================================================================================================
Prudential High Yield Fund, Inc.                                     .250% to $250 mil      PIM
                                                                    .226% next $500 mil
                                                                    .203% next $750 mil
                                                                    .181% next $500 mil
                                                                    .160% next $500 mil
                                                                    .141% next $500 mil
                                                                     .123% over $3 bil
===============================================================================================================
The High Yield Income Fund, Inc.                                          0.350%            PIM
===============================================================================================================
Prudential Short-Term Bond Fund, Inc. -                                    .20%             PIM
     Prudential Short-Term Corporate Bond Fund
===============================================================================================================
Prudential Short-Term Bond Fund, Inc. -                               .30% to $1 bil
     Prudential Ultra Short Bond Fund                                .275% over $1 bil      PIM
===============================================================================================================
Prudential Total Return Bond Fund, Inc.                                   0.250%            PIM
===============================================================================================================
Municipal Funds

---------------------------------------------------------------------------------------------------------------
Prudential National Municipals Fund, Inc.                            .250% to $250 mil      PIM
                                                                    .226% next $250 mil
                                                                    .203% next $500 mil
                                                                    .181% next $250 mil
                                                                    .160% next $250 mil
                                                                    .141% over $1.5 bil
===============================================================================================================
Prudential Municipal Bond Fund - High Income Series                   .250% to $1 bil       PIM
                                                                     .214% over $1 bil
===============================================================================================================
Prudential Municipal Bond Fund - Insured Series                       .250% to $1 bil       PIM
                                                                     .214% over $1 bil
===============================================================================================================
Prudential Municipal Series Fund - Florida Series                         0.250%            PIM
===============================================================================================================
Prudential Municipal Series Fund - New Jersey Series                      0.250%            PIM
===============================================================================================================
Prudential Municipal Series Fund - New York Series                        0.250%            PIM
===============================================================================================================
Prudential Municipal Series Fund - Pennsylvania Series                    0.250%            PIM
===============================================================================================================
Prudential California Municipal Fund - California Series                  0.250%            PIM
===============================================================================================================
Prudential California Municipal Fund - California Income                  0.250%            PIM
===============================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                      Fund Name                                  Contractual                            Sub-Advisers
                                                               Sub-Advisory Fee

Cluster 4
------------------------------------------------------------------------------------------------------------------------------------
Strategic Partners Asset Allocation Funds*
------------------------------------------------------------------------------------------------------------------------------------
Strategic Partners                                             .30% to $300 mil         Jennison Associates LLC
  Conservative Growth Fund                                    .25% over $300 mil
                                                       =============================================================================
                                                                   0.3750%              PIM
                                                       =============================================================================
                                                                   0.2500%              PIMCO
                                                       =============================================================================
                                                                   0.5000%              Franklin Advisers, Inc.
                                                       =============================================================================
                                                                   0.4000%              EARNEST Partners
====================================================================================================================================
Strategic Partners                                             .30% to $300 mil         Jennison Associates
  Moderate Growth Fund                                        .25% over $300 mil
                                                       =============================================================================
                                                                   0.3750%              PIM
                                                       =============================================================================
                                                                   0.4000%              Lazard Asset Mgmt.
                                                       =============================================================================
                                                                   0.2500%              PIMCO
                                                       =============================================================================
                                                                   0.5000%              Franklin Advisers, Inc.
                                                       =============================================================================
                                                                   0.4000%              EARNEST Partners
====================================================================================================================================
Strategic Partners                                             .30% to $300 mil         Jennison Associates LLC
  High Growth Fund                                            .25% over $300 mil
                                                       =============================================================================
                                                                   0.3750%              PIM
                                                       =============================================================================
                                                                   0.4000%              Lazard Asset Mgmt.
                                                       =============================================================================
                                                                   0.5000%              Franklin Advisers, Inc.
                                                       =============================================================================
                                                                   0.4000%              EARNEST Partners
====================================================================================================================================
Target Portfolio Trust

------------------------------------------------------------------------------------------------------------------------------------
Large Capitalization Growth Portfolio                              0.3000%              Oak Associates
                                                       -----------------------------------------------------------------------------
                                                                   0.3000%              Columbus Circle Investors
====================================================================================================================================
Large Capitalization Value Portfolio                               0.3000%              J.P. Morgan
                                                       -----------------------------------------------------------------------------
                                                                   0.3000%              Hotchkis and Wiley
====================================================================================================================================
Small Capitalization Growth Portfolio                              0.4000%              Sawgrass Asset Management
                                                       -----------------------------------------------------------------------------
                                                                   0.4000%              J.P. Morgan Fleming Asset Mgmt.
====================================================================================================================================
Small Capitalization Value Portfolio                               0.4000%              National City***
                                                       -----------------------------------------------------------------------------
                                                                   0.4000%              EARNEST Partners
====================================================================================================================================
International Equity Portfolio                                     0.4000%              Lazard Asset Mgmt.
====================================================================================================================================
International Bond Portfolio                                       0.3000%              Fischer Francis Trees & Watts
====================================================================================================================================
Total Return Bond Portfolio                                        0.2500%              PIMCO
====================================================================================================================================
Intermediate-Term Bond Portfolio                                   0.2500%              PIMCO
====================================================================================================================================
Mortgage Backed Securities Portfolio                               0.2500%              Wellington Management Corp.
====================================================================================================================================
U.S. Government Money Market Portfolio                             0.1250%              Wellington Management Corp.
====================================================================================================================================
Strategic Partners Style Specific Funds**
------------------------------------------------------------------------------------------------------------------------------------
Strategic Partners                                                 0.3000%              Oak Associates
                                                       -----------------------------------------------------------------------------
  Large Capitalization Growth Fund                                 0.3000%              Columbus Circle Investors
====================================================================================================================================
Strategic Partners                                                 0.3000%              J.P. Morgan
                                                       -----------------------------------------------------------------------------
  Large Capitalization Value Fund                                  0.3000%              Hotchkis and Wiley
====================================================================================================================================
Strategic Partners                                                 0.4000%              Sawgrass Asset Management
                                                       -----------------------------------------------------------------------------
  Small Capitalization Growth Fund                                 0.4000%              Chase Fleming Asset Mgmt.
====================================================================================================================================
Strategic Partners                                                 0.4000%              National City***
                                                       -----------------------------------------------------------------------------
  Small Capitalization Value Fund                                  0.4000%              EARNEST Partners
====================================================================================================================================
Strategic Partners

  International Equity Fund                                        0.4000%              Lazard Asset Mgmt.
====================================================================================================================================
Strategic Partners

  Total Return Bond Fund                                           0.2500%              PIMCO
====================================================================================================================================

  *Formerly Prudential Diversified Funds
 ** Formerly Target Funds
*** Appointed 4/02. Not subject to renewal in 5/02

------------------------------------------------------------------------------------------------------------------------------------
                      Fund Name                                  Contractual                            Sub-Advisers
                                                               Sub-Advisory Fee

Cluster 4  cont'd

------------------------------------------------------------------------------------------------------------------------------------
Strategic Partners Opportunity Funds*

------------------------------------------------------------------------------------------------------------------------------------
Strategic Partners Focused Growth Fund                          .60% to $1 bil          Alliance Capital Mgmt.
                                                           .55% in excess of $1 bil
                                                       =============================================================================
                                                                .60% to $1 bil          PIM (Sub-Manager)**
                                                           .55% in excess of $1 bil
====================================================================================================================================
Strategic Partners New Era Growth Fund                          .50% to $1 bil          Jennison Associates
                                                                .40% over $1 bil

                                                       =============================================================================
                                                                .50% to $1 bil          MFS
                                                                .40% over $ 1bil

====================================================================================================================================
Strategic Partners Focused  Value Fund                          .50% to $1 bil          Davis
                                                                .40% over $1 bil

                                                       =============================================================================
                                                                .50% to $1 bil          Salomon Brothers
                                                                .40% over $1 bil

====================================================================================================================================
Strategic Partners Market Opportunity Fund                     .45% to $100 mil         PIM***
                                                              .40% next $150 mil
                                                              .35% next $250 mil
                                                              .30% over $500 mil
====================================================================================================================================
Strategic Partners Mid-Cap Value Fund                           .55% to $1 bil          Harris Associates L.P.***
                                                                .45% over $1 bil

                                                       =============================================================================
                                                                .55% to $1 bil          Mercury Advisors***
                                                                .45% over $1 bil

====================================================================================================================================

  *   Formerly Strategic Partners Series.
 ** PIM pays Jennison a subadvisory fee of .30% on Jennison advised Fund assets on total Fund assets up to $300 million and .25% on such assets on total Fund assets over $300 million
***   Appointed 2/02. Not subject to renewal in 5/02.

---------------------------------------------------------------------------------------------------------------------------
                      Fund Name                               Contractual                       Sub-Advisers
                                                            Sub-Advisory Fee

Series Fund
---------------------------------------------------------------------------------------------------------------------------
Prudential Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------
Pru Series Money Market Port.                                   0.2000%           PIM
===========================================================================================================================
Pru Series Diversified Bond Port.                               0.2000%           PIM
===========================================================================================================================
Pru Series Equity Port. *                                       0.2250%           Jennison Associates LLC
                                                      =====================================================================
                                                            .30% to $50 mil       GE Asset Management Inc.*
                                                          .20% next $250 mil
                                                          .15% over $300 mil
                                                      =====================================================================
                                                            .40% to $50 mil       Salomon Brothers Asset Mgnt. Inc.*
                                                          .30% next $250 mil
                                                          .155% over $300 mil
===========================================================================================================================
Pru Series Flexible Managed Port.                               0.3000%           PIM
===========================================================================================================================
Pru Series Conservative Balanced Port.                          0.2750%           PIM
===========================================================================================================================
Pru Series High Yield Bond                                      0.2750%           PIM
===========================================================================================================================
Pru Series Stock Index                                          0.1750%           PIM
===========================================================================================================================
Pru Series Value **                                             0.2000%           Jennison Associates (50%)
                                                      =====================================================================
                                                            .29% to $50 mil       Victory Capital Management Inc.**
                                                         .23% to next $250 mil    (25%)
                                                           .15 over $300 mil
                                                      =====================================================================
                                                            .29% to $50 mil       Deutsche Asset Management **
                                                         .23% to next $250 mil    (25%)
                                                           .15 over $300 mil
===========================================================================================================================
Pru Series Natural Resources                                    0.2250%           Jennison Associates LLC
===========================================================================================================================
Pru Series Government Income                                    0.2000%           PIM
===========================================================================================================================
Pru Series Zero Coupon Bond 2005                                0.2000%           PIM
===========================================================================================================================
Pru Series Small Cap Stock                                      0.2600%           PIM
===========================================================================================================================
Jennison/\                                                  .75% to $10 mil       Jennison Associates LLC
                                                         .50% to next $30 mil
                                                         .35% to next $25 mil
                                                           .25% to $335 mil
                                                         .22% to next $600 mil
                                                           .20% over $1 bil
===========================================================================================================================
Pru Series Global                                               0.3750%           Jennison Associates LLC
===========================================================================================================================
Jennison 20/20 Focus/\/\                                   .30% to $300 mil       Jennison Associates LLC (growth)
                                                          .25% over $300 mil
                                                      =====================================================================
                                                                0.3750%           Jennison Associates LLC (value)
===========================================================================================================================
Pru Series Diversified Conservative Growth                 .30% to $300 mil       Jennison Associates LLC (growth)
                                                          .25% over $300 mil
                                                      =====================================================================
                                                                0.3750%           Jennison Associates LLC (value)
                                                      =====================================================================
                                                                0.3750%           PIM
                                                      =====================================================================
                                                                0.2500%           PIMCO
                                                      =====================================================================
                                                                0.5000%           Franklin Advisers, Inc.
                                                      =====================================================================
                                                                0.4000%           EARNEST Partners LLC
===========================================================================================================================

  * Sub-Advisory fees based on composite assets of this fund and the Prudential Equity Fund
 ** Sub-Advisory fees based on composite assets of this fund and the Prudential Value Fund
  /\ Formerly Prudential Jennison
/\/\ Formerly Pru Series 20/20 Focus

-------------------------------------------------------------------------------------------------------------------------
                      Fund Name                               Contractual                       Sub-Advisers
                                                           Sub-Advisory Fee

Series Fund  cont'd
---------------------------------------------------------------------------------------------------------------------------
SP Davis Value Port.                                       .45% to $100 mil       Davis Selected Advisers
                                                          .40% next $400 mil
                                                          .35% over $500 mil
===========================================================================================================================
SP Large Cap Value Port                                    .50% to $250 mil       Fidelity Mgmt. & Research Co.
                                                          .45% next $500 mil
                                                          .35% over $750 mil
===========================================================================================================================
SP Small/Mid Cap Value Port                                .55% to $250 mil       Fidelity Mgmt. & Research Co.
                                                          .50% next $500 mil
                                                          .40% over $750 mil
===========================================================================================================================
SP AIM Core Equity*                                        .55% to $500 mil       AIM Capital Mgmt.
                                                          .50% over $500 mil
===========================================================================================================================
SP AIM Aggressive Growth Port.                             .60% to $200 mil       AIM Capital Mgmt.
                                                          .55% over $200 mil
===========================================================================================================================
SP MFS Capital Opportunities Port.**                       .40% to $300 mil       Massachusetts Financial Ser.
                                                          .375% next $300 mil
                                                          .350% next $300 mil
                                                          .325% next $600 mil
                                                          .25% over $1.5 bil
===========================================================================================================================
SP MFS Mid-Cap Growth Port.**                              .40% to $300 mil       Massachusetts Financial Ser.
                                                          .375% next $300 mil
                                                          .350% next $300 mil
                                                          .325% next $600 mil
                                                          .25% over $1.5 bil
===========================================================================================================================
SP Alliance Large Cap Growth Port.                         .60% to $500 mil       Alliance Capital Mgmt.
                                                          .50% over $500 mil
===========================================================================================================================
SP Alliance Technology Port.                                    0.7500%           Alliance Capital Mgmt.
===========================================================================================================================
SP INVESCO Small Company Growth Port.                      .55% to $250 mil       INVESCO Funds Group
                                                          .52% next $250 mil
                                                          .47% over $500 mil
===========================================================================================================================
SP Deutsche International Equity Port.                     .55% to $500 mil       Deutsche Asset Management
                                                          .50% over $500 mil
===========================================================================================================================
SP Prudential US Emerging Growth Port.                          0.3000%           Jennison Associates
===========================================================================================================================
SP Jennison International Growth Port.                     .60% to $300 mil       Jennison Associates
                                                          .50% next $1.2 bil
                                                          .45% over $1.5 bil
===========================================================================================================================
SP PIMCO Total Return Port                                      0.2500%           PIMCO
===========================================================================================================================
SP PIMCO High Yield Port.                                       0.2500%           PIMCO
===========================================================================================================================
SP Conservative Asset Allocation Port.                            N/A             NONE
===========================================================================================================================
SP Balanced Asset Allocation Port.                                N/A             NONE
===========================================================================================================================
SP Growth Asset Allocation Port.                                  N/A             NONE
===========================================================================================================================
SP Aggressive Growth Asset Allocation Port.                       N/A             NONE
===========================================================================================================================
SP Strategic Partners Focused Growth Port.                 .30% to $300 mil       Jennison Associates
                                                          .250% next $300 mil
                                                      =====================================================================
                                                            .60% to $1 bil        Alliance Capital Mgmt.
                                                           .55% over $1 bil
===========================================================================================================================

 *   Formally SP AIM Growth and Income Port.
**   Sub-Advisory fees based on composite assets of both MFS Portfolios.

--------------------------------------------------------------------------------------------------------
                     Fund Name                              Contractual               Sub-Adviser
                                                         Sub-Advisory Fee

Gibraltar/VCA
========================================================================================================
Prudential Gibraltar Fund                                     0.0625%            Jennison
========================================================================================================
VCA 2                                                           N/A                       N/A
========================================================================================================
VCA 10                                                          N/A                       N/A
========================================================================================================
VCA 11                                                          N/A                       N/A
========================================================================================================

--------------------------------------------------------------------------------
                     Fund Name                              Contractual
                                                               Mgmt Fee

Cluster 1
--------------------------------------------------------------------------------

Equity Funds
--------------------------------------------------------------------------------
Prudential 20/20 Focus Fund                                    0.75%
                                                          .70% over $1 bil
================================================================================
Prudential US Emerging Growth Fund, Inc.                   .60% to $1 bil
                                                          .55% over $1 bil
================================================================================
Prudential Equity Fund, Inc.                              .50% to $500 mil
                                                        .475% next $500 mil
                                                          .45% over $1 bil
================================================================================
Prudential Value Fund                                     .60% to $500 mil
                                                         .50% next $500 mil
                                                        .475% next $500 mil
                                                         .45% over $1.5 bil
================================================================================
Prudential Natural Resources Fund                              0.75%
================================================================================
Prudential Stock Index Fund                                    0.30%
================================================================================
Prudential Active Balanced Fund                            .65% to $1 bil
                                                          .60% over $1 bil
================================================================================
Prudential Jennison Growth Fund                           .60% to $300 mil
                                                        .575% next $4.7 bil
                                                          .55% over $5 bil
================================================================================
Prudential Jennison Equity Opportunity Fund               .60% to $300 mil
                                                        .575% over $300 mil
================================================================================
Prudential Financial Services Fund                             0.75%
================================================================================
Prudential Health Sciences Fund                                0.75%
================================================================================
Prudential Technology Fund                                     0.75%
================================================================================
Prudential Utility Fund                                   .60% to $250 mil
                                                         .50% next $500 mil
                                                         .45% next $750 mil
                                                         .40% next $500 mil
                                                          .35% next $2 bil
                                                         .325% next $2 bil
                                                          .30% over $6 bil
================================================================================
Prudential Tax-Managed Small-Cap Fund                          0.60%
================================================================================
Prudential Small Company Fund, Inc.                            0.70%
================================================================================
Prudential Tax-Managed Equity Fund                        .65% to $500 mil
                                                         .60% over $500 mil
================================================================================
Taxable Fixed Income Funds

--------------------------------------------------------------------------------
Prudential Global Total Return Fund, Inc.                 .75% to $500 mil
                                                         .70% next $500 mil
                                                          .65% over $1 bil
================================================================================

----------------------------------------------------------------------------------------
                         Fund Name                                  Contractual
                                                                       Mgmt Fee

Cluster 2
----------------------------------------------------------------------------------------
Equity Funds
----------------------------------------------------------------------------------------
Prudential World Fund, Inc.                                       .85% to $300 mil
Prudential Jennison International Growth Fund                     .75% to $1.5 bil
                                                                 .70% over $1.5 bil
========================================================================================
Prudential World Fund, Inc.,                                     1.00% to $300 mil
     International Value Fund                                    .95% over $300 mil

========================================================================================
Prudential World Fund, Inc.,                                           0.75%
     Prudential Global Growth Fund
========================================================================================
Prudential Europe Growth Fund, Inc.                                    0.75%

----------------------------------------------------------------------------------------
Prudential Pacific Growth Fund, Inc.                                   0.75%

========================================================================================
Prudential Real Estate Securities Fund                                 0.75%
========================================================================================
Money Market Funds
----------------------------------------------------------------------------------------
COMMAND Money Fund                                                .50% to $500 mil
                                                                .425% next $500 mil
                                                                .375% next $500 mil
                                                                 .35% over $1.5 bil
========================================================================================
COMMAND Government Fund                                            .40% to $1 bil
                                                                 .375% over $1 bil
========================================================================================
COMMAND Tax-Free Fund                                             .50% to $500 mil
                                                                .425% next $500 mil
                                                                 .375% over $1 bil
========================================================================================
Prudential Institutional Liquidity Portfolio, Inc.                     0.20%
     Institutional Money Market Series
========================================================================================
Prudential Tax-Free Money Fund, Inc.                              .50% to $750 mil
                                                                .425% next $750 mil
                                                                .375% over $1.5 bil
========================================================================================
Prudential MoneyMart Assets, Inc.                                 .50% to $50 mil
                                                                 .30% over $50 mil
========================================================================================
Special Money Market Fund, Inc.                                        0.50%
========================================================================================
Cash Accummulation Trust,  Liquid Assets Fund                          0.39%*
========================================================================================
Cash Accummulated Trust,                                           .39% to $1 bil
     National Money Market Fund                                 .375% next $500 mil
                                                                 .35% next $500 mil
                                                                 .325% over $2 bil
========================================================================================
Prudential Core Investment Fund                                         COST
  Taxable Money Market Series
========================================================================================

* PI is reimbursed by the Fund for its direct administrative costs and expenses, excluding overhead and profit up to a maximum of .39% of the daily average net assets.

--------------------------------------------------------------------------------------------
                           Fund Name                                    Contractual
                                                                         Mgmt Fee

Cluster 3
--------------------------------------------------------------------------------------------
Money Market Funds

--------------------------------------------------------------------------------------------
Prudential Government Securities Trust -                              .40% to $1 bil
     Money Market Series                                            .375% next $500 mil
                                                                    .35% over $1.5 bil
============================================================================================
Prudential Government Securities Trust -                                   0.40%
     U.S. Treasury Money Market Series
============================================================================================
Prudential Municipal Series Fund -                                         0.50%
    New Jersey Money Market Series
============================================================================================
Prudential Municipal Series Fund -                                         0.50%
     New York Money Market Series
============================================================================================
Prudential California Municipal Fund -                                     0.50%
     California Money Market Series
============================================================================================
Domestic Taxable Funds
--------------------------------------------------------------------------------------------
Prudential Government Income Fund, Inc.                               .50% to $3 bil
                                                                     .35% over $3 bil
============================================================================================
Prudential High Yield Fund, Inc.                                     .50% to $250 mil
                                                                    .475% next $500 mil
                                                                    .45% next $750 mil
                                                                    .425% next $500 mil
                                                                    .40% next $500 mil
                                                                    .375% next $500 mil
                                                                     .35% over $3 bil
============================================================================================
The High Yield Income Fund, Inc.                                           0.70%
============================================================================================
Prudential Short-Term Bond Fund, Inc. -                                    .40%
     Prudential Short-Term Corporate Bond   Fund
============================================================================================
Prudential Short-Term Bond Fund, Inc. -                               .60% to $1 bil
     Prudential Ultra Short Bond Fund                                .55% over $1 bil
============================================================================================
Prudential Total Return Bond Fund, Inc.                                    0.50%
============================================================================================
Municipal Funds
--------------------------------------------------------------------------------------------
Prudential National Municipals Fund, Inc.                            .50% to $250 mil
                                                                    .475% next $250 mil
                                                                    .45% next $500 mil
                                                                    .425% next $250 mil
                                                                    .40% next $250 mil
                                                                    .375% over $1.5 bil
============================================================================================
Prudential Municipal Bond Fund - High Income Series                   .50% to $1 bil
                                                                     .45% over $1 bil
============================================================================================
Prudential Municipal Bond Fund - Insured Series                       .50% to $1 bil
                                                                     .45% over $1 bil
============================================================================================
Prudential Municipal Series Fund - Florida Series                          0.50%
============================================================================================
Prudential Municipal Series Fund - New Jersey Series                       0.50%
============================================================================================
Prudential Municipal Series Fund - New York Series                         0.50%
============================================================================================
Prudential Municipal Series Fund - Pennsylvania Series                     0.50%
============================================================================================
Prudential California Municipal Fund - California Series                   0.50%
============================================================================================
Prudential California Municipal Fund - California Income                   0.50%
============================================================================================

------------------------------------------------------------------------------
                      Fund Name                             Contractual
                                                             Mgmt Fee

Cluster 4
------------------------------------------------------------------------------

Strategic Patrners Asset Allocation Funds*
------------------------------------------------------------------------------
Strategic Partners                                             0.75%
  Conservative Growth Fund

==============================================================================
Strategic Partners                                             0.75%
  Moderate Growth Fund

==============================================================================
Strategic Partners                                             0.75%
  High Growth Fund

==============================================================================
Target Portfolio Trust
------------------------------------------------------------------------------
Large Capitalization Growth Portfolio                          0.60%

==============================================================================
Large Capitalization Value Portfolio                           0.60%

==============================================================================
Small Capitalization Growth Portfolio                          0.60%

==============================================================================
Small Capitalization Value Portfolio                           0.60%

==============================================================================
International Equity Portfolio                                 0.70%
==============================================================================
International Bond Portfolio                                   0.50%
==============================================================================
Total Return Bond Portfolio                                    0.45%
==============================================================================
Intermediate-Term Bond Portfolio                               0.45%
==============================================================================
Mortgage Backed Securities Portfolio                           0.45%
==============================================================================
U.S. Government Money Market Portfolio                         0.25%
------------------------------------------------------------------------------
Strategic Partners Style Specific Funds**

------------------------------------------------------------------------------
Strategic Partners                                             0.70%
  Large Capitalization Growth Fund
==============================================================================
Strategic Partners                                             0.70%
  Large Capitalization Value Fund
==============================================================================
Strategic Partners                                             0.70%
  Small Capitalization Growth Fund
==============================================================================
Strategic Partners                                             0.70%
  Small Capitalization Value Fund
==============================================================================
Strategic Partners

  International Equity Fund                                    0.80%
==============================================================================
Strategic Partners

  Total Return Bond Fund                                       0.50%
==============================================================================


 *   Formerly Prudential Diversified Funds
**   Formerly Target Funds

------------------------------------------------------------------------------
                      Fund Name                             Contractual
                                                              Mgmt Fee

Cluster 4  cont'd
==============================================================================
Strategic Partners Opportunity Funds/\
------------------------------------------------------------------------------
Strategic Partners Focused Growth Fund                    .90% to $1 bil
                                                          .85% over $1 bil

==============================================================================
Strategic Partners New Era Growth Fund                    .90% to $1 bil
                                                          .85% over $1 bil

==============================================================================
Strategic Partners Focused  Value Fund                    .90% to $1 bil
                                                          .85% over $1 bil

==============================================================================
Strategic Partners Market Opportunity Fund/\/\            .90% to $1 bil
                                                          .85% over $1 bil

==============================================================================
Strategic Partners Mid-Cap Value Fund/\/\/\               .90% to $1 bil
                                                          .85% over $1 bil

==============================================================================

    /\   Formerly Strategic Partners Series.
  /\/\ Scheduled to commence investment operations on or about 6/02. Not subject to renewal in 5/02.
/\/\/\ Commencement of investment operations to be announced. Not subject to renewal in 5/02.

----------------------------------------------------------------------------
                     Fund Name                            Contractual
                                                            Mgmt Fee

Series Fund
----------------------------------------------------------------------------
Prudential Series Fund, Inc.
----------------------------------------------------------------------------
Pru Series Money Market Port.                                0.40%
============================================================================
Pru Series Diversified Bond Port.                            0.40%
============================================================================
Pru Series Equity Port.                                      0.45%
============================================================================
Pru Series Flexible Managed Port.                            0.60%
============================================================================
Pru Series Conservative Balanced Port.                       0.55%
============================================================================
Pru Series High Yield Bond                                   0.55%
============================================================================
Pru Series Stock Index                                  0.35% to $4 bil
                                                       0.30% over $4 bil
============================================================================
Pru Series Value                                             0.40%
============================================================================
Pru Series Natural Resources                                 0.45%
============================================================================
Pru Series Government Income                                 0.40%
============================================================================
Pru Series Zero Coupon Bond 2005                             0.40%
============================================================================
Pru Series Small Cap Stock                                   0.40%
============================================================================
Jennison*                                                    0.60%
============================================================================
Pru Series Global                                            0.75%
============================================================================
Jennison 20/20 Focus**                                       0.75%
============================================================================
Pru Series Diversified Conservative Growth                   0.75%
============================================================================
SP Davis Value Port.                                         0.75%
============================================================================
SP Large Cap Value Port                                      0.80%
============================================================================
SP Small/Mid Cap Value Port                                  0.90%
============================================================================
SP AIM Core Equity***                                        0.85%
============================================================================
SP AIM Aggressive Growth Port.                               0.95%
============================================================================
SP MFS Capital Opportunities Port.                           0.75%
============================================================================
SP MFS Mid-Cap Growth Port.                                  0.80%
============================================================================
SP Alliance Large Cap Growth Port.                           0.90%
============================================================================
SP Alliance Technology Port.                                 1.15%
============================================================================
SP INVESCO Small Company Growth Port.                        0.95%
============================================================================
SP Deutsche International Equity Port.                       0.90%
============================================================================
SP Prudential US Emerging Growth Port.                       0.60%
============================================================================
SP Jennison International Growth Port.                       0.85%
============================================================================
SP PIMCO Total Return Port                                   0.60%
============================================================================
SP PIMCO High Yield Port.                                    0.60%
============================================================================
SP Conservative Asset Allocation Port.                       0.05%
============================================================================
SP Balanced Asset Allocation Port.                           0.05%
============================================================================
SP Growth Asset Allocation Port.                             0.05%
============================================================================
SP Aggressive Growth Asset Allocation Port.                  0.05%
============================================================================
SP Strategic Partners Focused Growth Port.                   0.90%
============================================================================

  *   Formally Prudential Jennison
 **  Formally Pru Series 20/20 Focus
***  SP AIM Growth and Income Port.

----------------------------------------------------------------------------
                     Fund Name                            Contractual
                                                            Mgmt Fee

Gibraltar/VCA
============================================================================
Prudential Gibraltar Fund                                   0.125%
============================================================================
VCA 2                                                       0.125%
============================================================================
VCA 10                                                      0.250%
============================================================================
VCA 11                                                      0.250%
============================================================================